UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:  June 25, 2019

(Date of earliest event reported)

BIOPHARMX CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37411	59-3843182
(Commission File Number)	(IRS Employer Identification No.)

115 Nicholson Lane San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

(650)  889-5020

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BPMX	The NYSE American, LLC

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 7.01. Regulation FD Disclosure

On June 25, 2019, BioPharmX Corporation (the “Company”) issued a press release announcing the topline results from the Company’s Phase 2b clinical trial evaluating its product candidate BPX-04, a novel topical gel formulation of minocycline for the treatment of moderate-to-severe papulopustular rosacea. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01. Other Events

On June 25, 2019, the Company announced that it achieved the primary and secondary endpoints in its Phase 2b clinical trial evaluating BPX-04,  a 1% topical minocycline gel product candidate for the treatment of moderate-to-severe papulopustular rosacea.

The mean inflammatory lesion count at baseline was 23.9 and 24.0 for the BPX-04 and vehicle treatment groups, respectively.

The proportion of subjects with an IGA score of 3 (“moderate”) and 4 (“severe”) at baseline was 92.7% and 7.3% for the BPX-04 treatment group, respectively, and 91.1% and 8.9% for the vehicle treatment group, respectively.

Efficacy assessment

The below table details the primary and secondary efficacy results from the trial whereby BPX-04 demonstrated a statistically significant improvement from baseline. In addition to meeting the primary and secondary endpoints of the trial, BPX-04 demonstrated a statistically significant reduction in the number of facial inflammatory lesions at all time points (weeks 4, 8 and 12).

	BPX-04 Gel (N=96)	Vehicle (N=101)	p-value
Primary endpoint*:
Mean change in the number of facial inflammatory lesions from baseline to week 12	-13.6	-10.3	0.004
Secondary endpoint**:
Proportion of subjects with a two-grade improvement in IGA to 0 (“clear”) or 1 (“almost clear”) from baseline to week 12	52.3%	32.3%	0.018

*MMRM (mixed-effects model for repeated measures), ITT, MI; **GLMM (generalized linear mixed model), ITT, MI

Note: The ITT population was prospectively defined as all study patients randomized who received at least one dose of the study product and with at least one evaluation of primary and secondary endpoint measures post-baseline visit. There were 9 subjects randomized that did not meet the ITT criteria as there were no evaluation visits post-baseline.

The randomized, double-blind, vehicle-controlled Phase 2b trial enrolled 206 subjects aged 18 years and above with moderate-to-severe papulopustular rosacea across 11 sites in the United States. The study evaluated the safety and efficacy of once daily application of BPX-04, a 1% minocycline gel, versus a vehicle control over a 12-week treatment period.

The study was designed to demonstrate a statistically significant mean change in the number of facial inflammatory lesions from baseline to week 12. The secondary endpoint, the proportion of subjects with a two-grade improvement to clear or almost clear on the IGA scale from baseline to week 12, was included to collect sufficient data to design a Phase 3 program with co-primary efficacy endpoints, however, as is standard in a Phase 2 investigation, the study was not designed to demonstrate statistical significance on the secondary endpoint.

Safety and Tolerability

BPX-04 appeared to be generally well-tolerated. The most commonly reported adverse events across both treatment groups were upper respiratory tract infection (5.3%), gastroenteritis (2.4%) and headache (2.4%) with the majority of these adverse events determined to be not treatment-related. There were no serious treatment-related adverse events.

The Phase 2b trial results, support advancement into Phase 3.

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the safety and medical effects of BPX-04, the effect BPX-04 may have on the treatment of rosacea, commencement and results of future trials involving BPX-04 and the size of such trials, continued and consistent results in future tests of BPX-04, absence of side effects of future use of BPX-04 and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s current beliefs and assumptions. These forward-looking statements may be identified by words such as "may", "plan", "expect," "anticipate," "believe," or similar expressions that are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause the Company’s results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include those described in the Company's filings with the Securities and Exchange Commission. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit No.	Description

99.1	Press release issued by BioPharmX Corporation, dated June 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHARMX CORPORATION

Date: June 25, 2019	By:	/s/ David S. Tierney
		Name:	David S. Tierney
		Title:	Chief Executive Officer